                                                                    EXHIBIT 99.2

--------------------------------------------------------------------------------
                   IMC HOME EQUITY LOAN OWNER TRUST 1997-4
--------------------------------------------------------------------------------


PRICING INFORMATION




                                                      SPREAD             AVERAGE                   RATINGS
CLASS                       SIZE (000'S)             TO LIBOR          LIFE TO CALL              MOODY'S/S&P
--------------------------------------------------------------------------------------------------------------
A Notes:                     $575,000                   [%]              2.97                      Aaa/AAA





Pricing Speed:                    25% CPR

Payment Date:                     The 20th day of each month (or the next
                                  Business Day thereafter) commencing on
                                  September 22, 1997.

Interest Accrual Period:          Interest will accrue from the last Payment
                                  Date (or from the Closing Date in the case of the first Payment Date) to the day before the related Distribution Date based on an Actual/360 day year.

Payment Delay:                    0 Days

Settlement (Closing) Date:        On or about August 21, 1997

Cut-off Date:                     August 1, 1997 (close of business)

Stated Final Payment Date:        The Stated Final Payment Date for the Notes
                                  is 10/20/27 although it is anticipated that the Actual Final Payment Date for the Notes will occur significantly earlier than the Stated Final Payment Date.




--------------------------------------------------------------------------------

                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative

--------------------------------------------------------------------------------
                    IMC HOME EQUITY LOAN OWNER TRUST 1997-4
--------------------------------------------------------------------------------


DESCRIPTION OF SECURITIES


TITLE OF SECURITIES:              IMC Home Equity Loan Owner Trust 1997-4

NOTES:                            $575 million (single class)

CERTIFICATES:                     Residual Interest (not offered hereby)

LEAD UNDERWRITERS:                PaineWebber Incorporated

CO-UNDERWRITERS:                  Bear, Stearns and Co. Inc.
                                  Nomura Securities International, Inc.

SELLER AND SERVICER:              IMC Mortgage Company, L.P.
                                  Headquartered in Tampa, FL

DEPOSITOR:                        IMC Securities, Inc.

OWNER TRUSTEE:                    Wilmington Trust Company

INDENTURE TRUSTEE:                The Chase Manhattan Bank

HOME EQUITY LOANS:                The Home Equity Loans consist of adjustable
                                  rate conventional home equity loans.  The
                                  Home Equity Loans are secured by first and second lien mortgages or deeds of trust primarily on one to four family residential properties. A substantial portion of the loans included in the pool do not conform to FNMA or FHLMC underwriting standards or to those standards typically applied by banks or other lending institutions, particularly with regard to a borrower's credit history.
                                  Approximately 64% of the Home Equity Loans bear prepayment penalties.

OFFERING:                         Public shelf offering - a prospectus and
                                  prospectus supplement will be distributed after pricing.

FORM OF OFFERING:                 Book-Entry form, same-day funds through DTC,
                                  Euroclear, and CEDEL.




--------------------------------------------------------------------------------

                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative

--------------------------------------------------------------------------------
                    IMC HOME EQUITY LOAN OWNER TRUST 1997-4
--------------------------------------------------------------------------------


DESCRIPTION OF SECURITIES (CONTINUED)


DENOMINATIONS:                    The Notes are issuable in minimum
                                  denominations of an original amount of
                                  $25,000 and multiples of $1,000 thereafter.

NOTE RATE:                        On each Payment Date, the "Note Rate" will be
                                  equal to the lesser of (x) with respect to any Payment Date which occurs on or prior to the Redemption Date (as defined herein), One-Month LIBOR plus __% per annum and for any Payment Date thereafter, One-Month LIBOR plus __% per annum, and (y) the Available
                                  Funds Cap.

AVAILABLE FUNDS CAP:              The "Available Funds Cap" is the weighted
                                  average of the Coupon Rates on the Home
                                  Equity Loans, less 62.375 bps per annum.

INTEREST CARRY
FORWARD AMOUNT:                   The "Interest Carry Forward Amount" for any
                                  Payment Date is the sum of (x) the amount, if any, by which (i) the sum of the Current
                                  Interest as of the immediately preceding
                                  Payment Date and all prior unpaid Interest
                                  Carry Forward Amounts exceeded (ii) the
                                  amount of the actual payments of interest made on such immediately preceding Payment
                                  Date plus (y) 30 days interest on such
                                  amount, calculated at the Note Rate.

AVAILABLE FUNDS CAP
CARRY-FORWARD AMOUNT:             If, on any Payment Date, the Available Funds
                                  Cap limits the Note Rate (i.e., the rate set by the Available Funds Cap is less than the Formula Note Rate which is defined in clause
                                  (x) of the definition of Note Rate above), the amount of any such shortfall will be carried forward and be due and payable on future Payment Dates and shall accrue interest at the applicable Formula Note Rate, until paid (such shortfall, together with such accrued interest, the "Available Funds
                                  Cap Carry-Forward Amount").

                                  The Insurance Policy for the Notes does not cover the Available Funds Cap Carry-Forward Amount; the payment of such amount may be funded only from (i) any excess interest resulting from the Available Funds Cap being in excess of the Formula Note Rate on Future Payment Dates, (ii) any Net Monthly Excess Cashflow which would otherwise be paid to the Servicer or the Indenture Trustee on account of certain reimburseable amounts, or to the Owners of the Residual Interests and (iii) any funds paid to effect the early retirement of the Notes.



--------------------------------------------------------------------------------

                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative

--------------------------------------------------------------------------------
                    IMC HOME EQUITY LOAN OWNER TRUST 1997-4
--------------------------------------------------------------------------------


DESCRIPTION OF SECURITIES (CONTINUED)


AVAILABLE FUNDS CAP
CARRY-FORWARD AMOUNT
(CONTINUED):                      Although Owners of the Notes will be entitled
                                  to receive any Available Funds Cap
                                  Carry-Forward Amount from and to the extent of funds available therefor as described herein, there is no assurance that such funds will be available. The failure to pay any Available Funds Cap Carry-Forward Amount due to a lack of funds therefor will not constitute an Event of Default under the Indenture. In addition, the Insurance Policy does not cover, and the ratings of the notes do not address the likelihood of the payment of any Available Funds Cap Carry-Forward
                                  Amount.

CREDIT ENHANCEMENT:               Credit enhancement with respect to the Notes
                                  will be provided by (a) the
                                  overcollateralization mechanics which utilize the excess interest created by the internal cashflows of the pool, and (b) the MBIA
                                  Insurance Policy.

                                  Overcollateralization:  The required
                                  application of the cashflow from the pool results in a limited acceleration of the Notes relative to the amortization of the Home Equity Loans in the early months of the transaction. The accelerated amortization is achieved by the application of certain excess interest to the payment in reduction of the Note Principal Balance. This acceleration feature creates overcollateralization (i.e., the excess of the aggregate outstanding Loan Balance of the Home Equity Loans over the Note Principal Balance). Once the required level of overcollateralization is reached, and subject to the provisions below, the acceleration feature will cease unless necessary to maintain the required level of overcollateralization. The Sale and Servicing Agreement provides that, subject to certain floors, caps and triggers, the required level of overcollateralization may increase or decrease over time.

                                  MBIA Insurance Policy:  MBIA Insurance
                                  Corporation (the "Note Insurer") will
                                  unconditionally and irrevocably guarantee the timely payment of interest and ultimate payment of principal on the Notes (i.e. after any losses reduce the overcollateralization to zero, MBIA will cover the excess, if any, of the Note balance over the aggregate collateral balance). The Insurance Policy does not guarantee the payment of Available Funds Cap Carry- Forward Amounts. The Insured Payments do not cover Realized Losses except to the extent that an Overcollateralization Deficit Exists.
                                  Insured Payments do not cover the Servicer's failure to make Delinquency Advances except to the extent that an Overcollateralization Deficit would otherwise result therefrom.
                                  The Insurance Policy is not cancelable for any reason.




--------------------------------------------------------------------------------

                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative

--------------------------------------------------------------------------------
                    IMC HOME EQUITY LOAN OWNER TRUST 1997-4
--------------------------------------------------------------------------------


DESCRIPTION OF SECURITIES (CONTINUED)


PAYMENT AND DISTRIBUTION
PRIORITIES:                     (1)   The Trustee fees and expenses and MBIA
                                      Fees;
                                (2)   To the Owners of the Notes, the Current
                                      Interest and Interest Carry Forward
                                      Amount;
                                (3)   To the Owners of the Notes, the Principal
                                      Distribution Amount;
                                (4)   To the Owners of the Notes, in payment of
                                      the Principal Distribution Amount to the extent of any Available Funds Shortfall from Total Monthly Excess Cashflow;
                                (5)   To MBIA, amounts owed on account of any
                                      Reimbursement Account from Total Monthly
                                      Excess Cashflow;
                                (6)   To the Owners of the Notes, any
                                      Overcollateralization Deficiency Amount
                                      from Net Monthly Excess Cashflow;
                                (7)   To the Owners of the Notes, any Available
                                      Funds Cap Carry-Forward Amounts from Net
                                      Monthly Excess Cashflow;
                                (8)   To the Servicer, any unreimbursed
                                      Servicing Advances from Net Monthly
                                      Excess Cashflow.
                                (9)   To the Servicer, any unreimbursed
                                      Servicing Advances and to MBIA, any
                                      Reimbursement Amounts;
                                (10)  To the Trustee, any unreimbursed
                                      expenses, and;
                                (11)  To the holders of the Residual Interest,
                                      the remaining distributable amounts.

OPTIONAL TERMINATION:           The Notes may be redeemed in full at the option
                                of the holders of at least 50% of the Residual
                                Interest after the Note Principal Balance is less than 10% of the original Note Principal
                                Balance.  In addition, the Servicer and the
                                Note Insurer will have rights, under limited circumstances, to acquire all of the Home
                                Equity Loans from the Indenture Trustee and thereby effect a redemption of the Notes.

SERVICING/OTHER FEES:           The collateral is subject to certain fees,
                                including a servicing fee of 0.50% per annum payable monthly and trustee fees.

ADVANCING BY SERVICER:          The Servicer is required to advance from its
                                own funds any delinquent payment of interest
                                (not principal) unless such interest is deemed to be non-recoverable (the "Delinquency
                                Advances").




--------------------------------------------------------------------------------

                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative

--------------------------------------------------------------------------------
                    IMC HOME EQUITY LOAN OWNER TRUST 1997-4
--------------------------------------------------------------------------------


DESCRIPTION OF SECURITIES (CONTINUED)


FEDERAL TAX ASPECTS:            The trust will be an Owner Trust.  No election
                                will be made to treat the Trust Estate or any portion thereof as a REMIC for federal income tax purposes. The Notes will be treated as non-recourse obligations of the Issuer and the Issuer will not be characterized as an association (or a publicly traded partnership) taxable as a corporation. Investors are advised to consult their tax advisors and to review the Prospectus and Prospectus
                                Supplement.

ERISA CONSIDERATIONS:           The Notes may be purchased by employee benefit
                                plans that are subject to ERISA. See applicable sections in the Prospectus and Prospectus
                                Supplement.

SMMEA ELIGIBILITY:              The Notes will NOT constitute "mortgage-related
                                securities" for purposes of SMMEA.

PROSPECTUS:                     The Notes are being offered pursuant to a
                                Prospectus which includes a Prospectus
                                Supplement (together, the "Prospectus").
                                Complete information with respect to the Notes and the collateral is contained in the Prospectus. The material presented herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Notes may not be consummated unless the purchaser has received the Prospectus.



--------------------------------------------------------------------------------

                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative

--------------------------------------------------------------------------------
                    IMC HOME EQUITY LOAN OWNER TRUST 1997-4
--------------------------------------------------------------------------------


DESCRIPTION OF INITIAL HOME EQUITY LOANS AS OF THE CUT-OFF DATE






POOL LEVEL DETAIL:
------------------
NUMBER OF LOANS                               6,030

CURRENT BALANCE                        $574,999,066

AVERAGE BALANCE                             $95,356

MINIMUM BALANCE                             $11,098

MAXIMUM BALANCE                            $548,067

WTD AVERAGE COUPON                         10.0864%

ORIGINAL TERM (MOS)                             356

SEASONING (MOS)                                   5

COMBINED LOAN-TO-VALUE                       74.64%




The sums and percentages in the following tables may not equal the totals shown due to rounding.



--------------------------------------------------------------------------------

                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative

--------------------------------------------------------------------------------
                    IMC HOME EQUITY LOAN OWNER TRUST 1997-4
--------------------------------------------------------------------------------

DESCRIPTION OF INITIAL HOME EQUITY LOANS AS OF THE CUT-OFF DATE (CONT.)

AGGREGATE FIELD              DESCRIPTION                 COUNT               BALANCE               POOL%
STATE                                 AR                    10               864,697                0.15
                                      AZ                    67             5,017,965                0.87
                                      CA                   663            90,425,868               15.73
                                      CO                   158            16,909,819                2.94
                                      CT                   107            10,313,399                1.79
                                      DC                    21             3,183,638                0.55
                                      DE                    14             1,273,267                0.22
                                      FL                   208            17,513,261                3.05
                                      GA                    96            10,275,408                1.79
                                      HI                    97            18,866,775                3.28
                                      IA                    25             1,632,935                0.28
                                      ID                    89             7,496,561                1.30
                                      IL                   387            36,205,773                6.30
                                      IN                   185            11,928,473                2.07
                                      KS                    12               783,602                0.14
                                      KY                    31             1,834,151                0.32
                                      LA                     7               513,451                0.09
                                      MA                    71             8,341,061                1.45
                                      MD                   235            27,001,695                4.70
                                      ME                     6               348,855                0.06
                                      MI                   898            64,968,264               11.30
                                      MN                   104             8,604,453                1.50
                                      MO                   128             7,102,980                1.24
                                      MS                     2               166,490                0.03
                                      MT                    22             2,126,455                0.37
                                      NC                   122            10,277,368                1.79
                                      NE                    10               542,139                0.09
                                      NH                     9               887,101                0.15
                                      NJ                    97            11,937,042                2.08
                                      NM                   178            14,818,076                2.58
                                      NV                    17             1,853,188                0.32
                                      NY                   249            28,895,444                5.03
                                      OH                   461            33,418,851                5.81
                                      OK                    16             1,013,048                0.18
                                      OR                   177            19,027,111                3.31
                                      PA                   175            14,609,097                2.54
                                      RI                    41             4,027,708                0.70




--------------------------------------------------------------------------------

                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative

--------------------------------------------------------------------------------
                    IMC HOME EQUITY LOAN OWNER TRUST 1997-4
--------------------------------------------------------------------------------

DESCRIPTION OF INITIAL HOME EQUITY LOANS AS OF THE CUT-OFF DATE (CONT.)


AGGREGATE FIELD          DESCRIPTION              COUNT           BALANCE           POOL%
STATE (CONTINUED)                 SC                 16         1,651,748            0.29
                                  SD                  1            24,878            0.00
                                  TN                 34         2,880,577            0.50
                                  TX                119        10,380,864            1.81
                                  UT                194        21,262,337            3.70
                                  VA                 41         5,471,252            0.95
                                  WA                203        22,478,106            3.91
                                  WI                215        15,031,138            2.61
                                  WV                 11           752,944            0.13
                                  WY                  1            59,753            0.01
=========================================================================================
TOTAL                                             6,030      $574,999,065         100.00%


AGGREGATE FIELD          DESCRIPTION              COUNT           BALANCE           POOL%
COMBINED LTV              5+% to 10%                  2           199,964            0.03
                         10+% to 15%                  2            79,054            0.01
                         15+% to 20%                  8           226,550            0.04
                         20+% to 25%                 12           521,828            0.09
                         25+% to 30%                 23         1,196,768            0.21
                         30+% to 35%                 34         1,662,853            0.29
                         35+% to 40%                 55         3,258,833            0.57
                         40+% to 45%                 93         5,136,775            0.89
                         45+% to 50%                149         8,900,402            1.55
                         50+% to 55%                159        12,102,855            2.10
                         55+% to 60%                317        25,009,458            4.35
                         60+% to 65%                548        44,870,130            7.80
                         65+% to 70%                807        69,057,118           12.01
                         70+% to 75%               1208       124,563,250           21.66
                         75+% to 80%               1492       152,207,136           26.47
                         80+% to 85%                697        76,338,765           13.28
                         85+% to 90%                360        42,362,225            7.37
                         90+% to 95%                 38         5,128,218            0.89
                         95+% to100%                 26         2,176,881            0.38
=========================================================================================
TOTAL                                             6,030      $574,999,065         100.00%




--------------------------------------------------------------------------------

                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative

--------------------------------------------------------------------------------
                    IMC HOME EQUITY LOAN OWNER TRUST 1997-4
--------------------------------------------------------------------------------

DESCRIPTION OF INITIAL HOME EQUITY LOANS AS OF THE CUT-OFF DATE (CONT.)


AGGREGATE FIELD                  DESCRIPTION                 COUNT               BALANCE                 POOL%
COMBINED LTV                      5+% to 10%                     2               199,964                  0.03
                                 10+% to 15%                     2                79,054                  0.01
                                 15+% to 20%                     8               226,550                  0.04
                                 20+% to 25%                    12               521,828                  0.09
                                 25+% to 30%                    23             1,196,768                  0.21
                                 30+% to 35%                    34             1,662,853                  0.29
                                 35+% to 40%                    55             3,258,833                  0.57
                                 40+% to 45%                    93             5,136,775                  0.89
                                 45+% to 50%                   149             8,900,402                  1.55
                                 50+% to 55%                   159            12,102,855                  2.10
                                 55+% to 60%                   317            25,009,458                  4.35
                                 60+% to 65%                   548            44,870,130                  7.80
                                 65+% to 70%                   807            69,057,118                 12.01
                                 70+% to 75%                  1208           124,563,250                 21.66
                                 75+% to 80%                  1492           152,207,136                 26.47
                                 80+% to 85%                   697            76,338,765                 13.28
                                 85+% to 90%                   360            42,362,225                  7.37
                                 90+% to 95%                    38             5,128,218                  0.89
                                 95+% to100%                    26             2,176,881                  0.38
==============================================================================================================
TOTAL                                                        6,030          $574,999,065               100.00%



AGGREGATE FIELD                 DESCRIPTION                 COUNT               BALANCE                 POOL%
COUPON                              5+ -  6%                     3               368,440                  0.06
                                    6+ -  7%                    33             4,118,200                  0.72
                                    7+ -  8%                   297            39,284,466                  6.83
                                    8+ -  9%                   843           100,405,790                 17.46
                                    9+ - 10%                 1,620           167,841,155                 29.19
                                   10+ - 11%                 1,492           134,573,901                 23.40
                                   11+ - 12%                   969            76,614,333                 13.32
                                   12+ - 13%                   466            32,895,189                  5.72
                                   13+ - 14%                   212            13,125,356                  2.28
                                   14+ - 15%                    87             5,390,096                  0.94
                                   15+ - 16%                     7               347,351                  0.06
                                   16+ - 17%                     1                34,789                  0.01
==============================================================================================================
TOTAL                                                        6,030          $574,999,065               100.00%




--------------------------------------------------------------------------------

                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative

--------------------------------------------------------------------------------
                   IMC HOME EQUITY LOAN OWNER TRUST 1997-4
--------------------------------------------------------------------------------

DESCRIPTION OF INITIAL HOME EQUITY LOANS AS OF THE CUT-OFF DATE (CONT.)


AGGREGATE FIELD                  DESCRIPTION                 COUNT               BALANCE                 POOL%
CURRENT BALANCE                   0K+ to 25K                   193             4,043,328                  0.70
                                 25K+ to 50K                 1,229            47,778,716                  8.31
                                 50K+ to 75K                 1,438            89,847,836                 15.63
                                75K+ to 100K                 1,119            97,888,573                 17.02
                               100K+ to 125K                   744            83,348,030                 14.50
                               125K+ to 150K                   455            62,452,764                 10.86
                               150K+ to 175K                   288            46,673,381                  8.12
                               175K+ to 200K                   169            31,724,424                  5.52
                               200K+ to 250K                   170            37,940,282                  6.60
                               250K+ to 300K                    98            26,745,874                  4.65
                               300K+ to 350K                    67            22,011,448                  3.83
                               350K+ to 400K                    36            13,624,155                  2.37
                               400K+ to 450K                    14             5,922,889                  1.03
                               450K+ to 500K                     8             3,911,274                  0.68
                               500K+ to 550K                     2             1,086,092                  0.19
==============================================================================================================
TOTAL                                                        6,030          $574,999,065               100.00%


AGGREGATE FIELD                  DESCRIPTION                 COUNT               BALANCE                 POOL%
PROPERTY TYPE                     2-4 Family                   284            27,604,759                  4.80
                                  Town House                    32             2,134,478                  0.37
                              Mfctrd Housing                    19             1,217,592                  0.21
                                Multi-Family                    24             2,202,512                  0.38
                                       Condo                   122            11,622,204                  2.02
                      Single Family Attached                    29             2,725,584                  0.47
                      Single Family Detached                 5,503           524,737,877                 91.26
                                         PUD                    17             2,754,061                  0.48
==============================================================================================================
TOTAL                                                        6,030          $574,999,065               100.00%




--------------------------------------------------------------------------------

                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative

--------------------------------------------------------------------------------
                    IMC HOME EQUITY LOAN OWNER TRUST 1997-4
--------------------------------------------------------------------------------

DESCRIPTION OF INITIAL HOME EQUITY LOANS AS OF THE CUT-OFF DATE (CONT.)


AGGREGATE FIELD                  DESCRIPTION                 COUNT               BALANCE                 POOL%
MONTHS SINCE
ORIGINATION                         0 - 1 Mo                   382            30,659,652                  5.33
                                  2 - 12 Mos                 5,398           523,095,610                 90.97
                                 13 - 24 Mos                   207            18,647,670                  3.24
                              25 Mos or more                    43             2,596,134                  0.45
==============================================================================================================
TOTAL                                                        6,030          $574,999,065               100.00%



AGGREGATE FIELD                  DESCRIPTION                 COUNT               BALANCE                 POOL%
REMAINING TERM                 Up to 120 Mos                    28             2,130,190                  0.37
                               121 - 180 Mos                   165            10,096,072                  1.76
                               181 - 240 Mos                    17             1,232,937                  0.21
                               241 - 300 Mos                     1               118,398                  0.02
                               301 - 360 Mos                 5,819           561,421,469                 97.64
==============================================================================================================
TOTAL                                                        6,030          $574,999,065               100.00%


AGGREGATE FIELD                  DESCRIPTION                 COUNT               BALANCE                 POOL%
OCCUPANCY                            Primary                 5,509           536,200,504                 93.25
                                    Investor                   486            35,581,708                  6.19
                                   Secondary                    35             3,216,854                  0.56
==============================================================================================================
TOTAL                                                        6,030          $574,999,065               100.00%


AGGREGATE FIELD                  DESCRIPTION                 COUNT               BALANCE                 POOL%
LIEN TYPE                                  1                 6,019           574,377,922                 99.89
                                           2                    11               621,144                  0.11
==============================================================================================================
TOTAL                                                        6,030          $574,999,065               100.00%




--------------------------------------------------------------------------------

                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative

--------------------------------------------------------------------------------
                    IMC HOME EQUITY LOAN OWNER TRUST 1997-4
--------------------------------------------------------------------------------

DESCRIPTION OF INITIAL HOME EQUITY LOANS AS OF THE CUT-OFF DATE (CONT.)


AGGREGATE FIELD                  DESCRIPTION                 COUNT               BALANCE                 POOL%
LIFE CAP                            6+ -  7%                     2               161,897                  0.03
                                   10+ - 11%                     7               611,364                  0.11
                                   11+ - 12%                     8               763,634                  0.13
                                   12+ - 13%                    19             2,476,607                  0.43
                                   13+ - 14%                   148            19,476,342                  3.39
                                   14+ - 15%                   561            68,992,073                 12.00
                                   15+ - 16%                 1,317           141,043,327                 24.53
                                   16+ - 17%                 1,598           156,360,703                 27.19
                                   17+ - 18%                 1,215           100,230,296                 17.43
                                   18+ - 19%                   596            46,757,555                  8.13
                                   19+ - 20%                   283            20,115,374                  3.50
                                   20+ - 21%                   124             8,532,020                  1.48
                                   21+ - 22%                    34             2,116,341                  0.37
                                   22+ - 23%                     7               459,658                  0.08
                                    Over 50%                   111             6,901,877                  1.20
==============================================================================================================
TOTAL                                                        6,030          $574,999,065               100.00%


AGGREGATE FIELD                  DESCRIPTION                 COUNT               BALANCE                 POOL%
LIFE FLOOR                          2+ -  3%                     1               119,869                  0.02
                                    4+ -  5%                     5               619,019                  0.11
                                    5+ -  6%                    49             4,756,418                  0.83
                                    6+ -  7%                   119            12,722,466                  2.21
                                    7+ -  8%                   397            47,549,740                  8.27
                                    8+ -  9%                   880           103,856,750                 18.06
                                    9+ - 10%                 1,569           158,637,502                 27.59
                                   10+ - 11%                 1,462           131,936,762                 22.95
                                   11+ - 12%                   916            70,840,105                 12.32
                                   12+ - 13%                   394            29,355,942                  5.11
                                   13+ - 14%                   156             9,515,871                  1.65
                                   14+ - 15%                    75             4,732,455                  0.82
                                   15+ - 16%                     6               321,377                  0.06
                                   16+ - 17%                     1                34,789                  0.01
==============================================================================================================
TOTAL                                                        6,030          $574,999,065               100.00%




--------------------------------------------------------------------------------

                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative

--------------------------------------------------------------------------------
                     IMC HOME EQUITY LOAN OWNER TRUST 1997-4
--------------------------------------------------------------------------------

DESCRIPTION OF INITIAL HOME EQUITY LOANS AS OF THE CUT-OFF DATE (CONT.)


CMT LOANS

AGGREGATE FIELD                          DESCRIPTION         COUNT                BALANCE                 POOL%
MARGIN                                     3+ -  4%             10              1,265,513                 0.22%
                                           4+ -  5%             20              2,578,213                 0.45%
                                           5+ -  6%             64              6,048,213                 1.05%
                                           6+ -  7%            104             11,242,119                 1.96%
                                           7+ -  8%             65              4,835,436                 0.84%
                                           8+ -  9%             27              1,869,972                 0.33%
                                           9+ - 10%              1                 87,278                 0.02%
                                          10+ - 11%              1                 47,466                 0.01%
===============================================================================================================
TOTAL                                                          292            $27,974,210                 4.87%


SIX-MONTH LIBOR LOANS

AGGREGATE FIELD                         DESCRIPTION          COUNT                 BALANCE                POOL%
MARGIN                                     2+ -  3%              4                 305,768                0.05%
                                           3+ -  4%             48               6,797,419                1.18%
                                           4+ -  5%            269              25,000,012                4.35%
                                           5+ -  6%          1,261             140,317,780               24.40%
                                           6+ -  7%          2,042             202,666,639               35.25%
                                           7+ -  8%          1,341             107,991,387               18.78%
                                           8+ -  9%            474              37,801,133                6.57%
                                           9+ - 10%            212              16,618,957                2.89%
                                          10+ - 11%             49               4,814,193                0.84%
                                          11+ - 12%             30               3,627,543                0.63%
                                          12+ - 13%              4                 671,878                0.12%
                                          13+ - 14%              4                 412,147                0.07%
===============================================================================================================
TOTAL                                                        5,738            $547,024,856               95.13%




--------------------------------------------------------------------------------

                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative

--------------------------------------------------------------------------------
                    IMC HOME EQUITY LOAN OWNER TRUST 1997-4
--------------------------------------------------------------------------------

DESCRIPTION OF INITIAL HOME EQUITY LOANS AS OF THE CUT-OFF DATE (CONT.)


CMT LOANS

AGGREGATE FIELD                  DESCRIPTION                 COUNT              BALANCE                 POOL%
RATE RESET                           1997/08                     1               23,000                 0.00%
                                     1997/09                    23            2,162,364                 0.38%
                                     1997/10                    16            1,149,399                 0.20%
                                     1997/11                    14              699,485                 0.12%
                                     1997/12                    14            1,075,670                 0.19%
                                     1998/01                    12              753,685                 0.13%
                                     1998/02                    11              710,150                 0.12%
                                     1998/03                     4              413,451                 0.07%
                                     1998/04                     7              551,949                 0.10%
                                     1998/05                     5              696,115                 0.12%
                                     1998/06                     7              523,546                 0.09%
                                     1998/07                    17            2,212,590                 0.38%
                                     1998/08                     4              433,126                 0.08%
                                     1998/09                     2              140,747                 0.02%
                                     1998/12                     4              468,561                 0.08%
                                     1999/01                     5              396,990                 0.07%
                                     1999/02                     3              340,356                 0.06%
                                     1999/03                     7              879,904                 0.15%
                                     1999/04                     2              193,673                 0.03%
                                     1999/05                    13            1,266,061                 0.22%
                                     1999/06                    31            3,422,457                 0.60%
                                     1999/07                    40            3,991,524                 0.69%
                                     1999/08                    32            3,842,172                 0.67%
                                     1999/09                    13            1,053,315                 0.18%
                                     1999/10                     2              287,499                 0.05%
                                     1999/11                     1               59,221                 0.01%
                                     2000/02                     2              227,200                 0.04%
=============================================================================================================
TOTAL                                                          292          $27,974,210                 4.87%




--------------------------------------------------------------------------------

                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative

--------------------------------------------------------------------------------
                    IMC HOME EQUITY LOAN OWNER TRUST 1997-4
--------------------------------------------------------------------------------

DESCRIPTION OF INITIAL HOME EQUITY LOANS AS OF THE CUT-OFF DATE (CONT.)


SIX-MONTH LIBOR LOANS

AGGREGATE FIELD                 DESCRIPTION                 COUNT               BALANCE                 POOL%
RATE RESET                          1997/08                    73             6,541,979                 1.14%
                                    1997/09                   458            41,072,036                 7.14%
                                    1997/10                   494            45,259,964                 7.87%
                                    1997/11                   473            42,618,839                 7.41%
                                    1997/12                   341            26,757,447                 4.65%
                                    1998/01                   188            16,015,183                 2.79%
                                    1998/02                   188            17,446,249                 3.03%
                                    1998/05                     1               129,154                 0.02%
                                    1998/06                     1                43,966                 0.01%
                                    1998/07                     2               183,255                 0.03%
                                    1998/10                    10               675,150                 0.12%
                                    1998/11                    13               761,894                 0.13%
                                    1998/12                    41             3,503,801                 0.61%
                                    1999/01                   106            11,676,004                 2.03%
                                    1999/02                   486            52,645,718                 9.16%
                                    1999/03                   553            55,609,849                 9.67%
                                    1999/04                   821            83,915,146                14.59%
                                    1999/05                   798            78,468,203                13.65%
                                    1999/06                   331            28,831,977                 5.01%
                                    1999/07                   124            10,350,170                 1.80%
                                    1999/08                     6               509,150                 0.09%
                                    1999/09                     4               432,763                 0.08%
                                    1999/11                     5               365,904                 0.06%
                                    1999/12                     5               345,076                 0.06%
                                    2000/01                    14             1,245,899                 0.22%
                                    2000/02                    32             3,020,951                 0.53%
                                    2000/03                    44             5,119,564                 0.89%
                                    2000/04                    75             8,252,471                 1.44%
                                    2000/05                    48             5,093,187                 0.89%
                                    2000/08                     1                31,281                 0.01%
                                    2001/12                     1                71,884                 0.01%
                                    2004/11                     1                30,742                 0.01%
=============================================================================================================
TOTAL                                                       5,738          $547,024,856                95.13%




--------------------------------------------------------------------------------

                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative

--------------------------------------------------------------------------------
                    IMC HOME EQUITY LOAN OWNER TRUST 1997-4
--------------------------------------------------------------------------------


BOND SENSITIVITY TO PREPAYMENT ASSUMPTIONS


CONSTANT PREPAYMENT RATE
NOTE A (TO MATURITY)                   15%            20%           25%           30%          35%           40%
----------------------------------------------------------------------------------------------------------------
Average Life (years)                  5.52           4.13          3.25          2.64         2.20          1.86
Maturity                           9/20/23        4/20/19       3/20/15       2/20/12      9/20/09      11/20/07



CONSTANT PREPAYMENT RATE
NOTE A  (TO CALL)                       0%            15%           25%           35%          50%
----------------------------------------------------------------------------------------------------------
Average Life (years)                 21.29           5.11          2.97          2.01         1.27
Maturity                           4/20/26       11/20/10       5/20/05      11/20/02     12/20/00




--------------------------------------------------------------------------------

                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative